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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 JULY 25, 1997
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                            PNC STUDENT LOAN TRUST I
             (Exact name of registrant as specified in its charter)


                      COMMISSION FILE NUMBER 333-25433-01


           DELAWARE                                              36-4142114
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)


       C/O THE FIRST NATIONAL BANK OF CHICAGO, AS ELIGIBLE LENDER TRUSTEE
                      ONE FIRST NATIONAL PLAZA, SUITE 0216
                            CHICAGO, ILLINOIS 60670
   (Address, including zip code, of Registrant's principal executive offices)


                                 (312) 407-1892
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS


           On July 25 1997, PNC Student Loan Trust I ("Trust") made its first regular quarterly distribution of funds to holders of the Trust's 10 classes of Student Loan Asset Backed Notes, Series 1997-2 (Classes A-1 through A-9 and Class B). The Noteholders' Statement, which was delivered to Bankers Trust Company as Indenture Trustee for distribution to Noteholders of record, is filed herewith.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

           (c) Exhibits

           The exhibit listed on the Exhibit Index on page 3 of this Form 8-K is filed herewith.


                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             PNC STUDENT LOAN TRUST I
                                             (Registrant)


Date:  July 25, 1997                    By:  PNC Bank, National
                                             Association (not in its
                                             individual capacity but solely
                                             as Administrator)


                                             By:  /s/ BRYAN W. RIDLEY
                                                  -------------------------
                                                  Bryan W. Ridley
                                                  Senior Vice President


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                                 EXHIBIT INDEX

Exhibit
  No.                      Description                         Method of Filing
  99       PNC Student Loan Trust I, Student Loan Asset
           Backed Notes, Series 1997-2, Noteholders'
           Statement for July 25, 1997 Distribution Date.      Filed herewith.


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